Form of Amended Schedule A to the Investment
Advisory Agreement, dated December 24, 2014.
Incorporated herein by reference to the Registrants
Registration Statement as filed with the Securities and Exchange Commission on December 24, 2014
(Accession Number 0001193125-14-453627).